Exhibit 99.2

© 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Investor Presentation February 2023

We have one goal: End Obesity

Allurion Executive Team

3



Shantanu Gaur, M.D.
Co-Founder, CEO
Founded Allurion in 2009 at Harvard Medical School



Ram Chuttani, M.D.
Chief Medical Officer
20+ years as Harvard professor and Director of Endoscopy at BIDMC. Over 100 original scientific articles



Joyce Johnson
VP of Regulatory / Quality
25+ years as an RA/QA leader at Smith & Nephew, Analogic, Draeger, and SpaceLabs



Jeff Feldgoise
SVP Digital Product
20+ years as digital product leader in fintech and healthcare. Launched Fidelity.com and Fidelity Go



Javier Ibanez
VP of International Sales
30+ years of experience in global medical device sales and finance at Teoxane, Zeltiq, and Galderma



Chris Geberth
Chief Financial Officer
25+ years experience, EVP of Finance at Cynosure (acquired for $1.7B)



Benoit Chardon
Chief Commercial Officer
20+ years experience. Head of body contouring at Allergan. Former VP at Zeltiq (acquired for $2.4B) and Galderma



Chris Robinson
SVP Global Operations and R&D
25+ years experience, led Manufacturing at Candela. Formerly ev3, Covidien, and Boston Scientific



Emily Pullen
VP People
15+ years of experience. Formerly at Globalization Partners, Accenture, and AON



Ryan Webb
VP Engineering
15+ years of experience. Formerly at Candela, Fresenius, Stryker, Boston Scientific

HARVARD MEDICAL SCHOOL
Massachusetts Institute of Technology
Allergan
GALDERMA
ETHICON
Boston Scientific
Medtronic

© 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

4

Dr. Robert Langer Chairs Allurion's Scientific Advisory Board



"Allurion has clearly demonstrated that its product is a game-changer for patients and has the potential to develop an exciting pipeline of products that address different applications. I am delighted to now lead Allurion's Scientific Advisory Board while contributing to the company's mission to end obesity."(1)

Massachusetts Institute of Technology	One of only 12 Institute Professors
moderna	Co-Founder

Inventor on over 1,300 patents in materials science and drug delivery

Most cited engineer in history

From Device to Platform


Weight Loss
Diabetes
Drug Delivery
Stomach Sensing

Source: https://langerlab.mit.edu/langer-bio/.
(1) https://www.businesswire.com/news/home/20221118005048/en/Allurion-Announces-Appointment-of-Moderna-Co-Founder-and-MIT-Institute-Professor-Robert-S.-Langer-as-Chair-of-its-Scientific-Advisory-Board

© 2023 ALLURION TECHNOLOGIES · PROPRIETARY INFORMATION – CONFIDENTIAL

5

Compute Health Management Team



Dr. Omar Ishrak
Chairman, Director

Medtronic | PHILIPS Healthcare | GE Healthcare | intel



Hani Barhoush
Director

MUBADALA | Merrill Lynch



Joshua Fink
Co-Chief Executive Officer, Director

8VC | ASCENDANT | The Electrum Group | Ophir Holding | Luma Bio-IT SPV



Gwendolyn Watanabe
Director

H.I.G. Biohealth Partners | Smith-Nephew | Teleflex | Hotspur Technologies



Dr. Jean Nehmé
Co-Chief Executive Officer

Medtronic | Digital Surgery™ | NHS



Michael Harsh
Director

Terapede Systems | GE Healthcare | FloDesign Sonics

- ✓ Industry leaders with significant experience operating, investing, and capital raising in public and private markets across various geographies
- ✓ Extensive experience building, identifying, acquiring, operating and creating stockholder value as the leaders of leading medical technology, tech-enabled and investment companies
- ✓ Deep and broad networks of senior-level investment professionals and leading business operators
- ✓ Support Allurion's transition to US public markets and its global expansion

CPUH raised gross proceeds of ~$863mm and went public on NYSE in February 2021 (NYSE:CPUH.U)

© 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Omar Ishrak is a Proven Leader Within the Healthcare Industry © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 50+ deals representing $60bn+ 45,000 90,000 2011 2020 Employees $16 $29 2011 2020 $40+ $150+ June 2011 February 2020 35+ 2011 2020 Revenue ($bn) Market Cap ($bn) Conditions Treated 7+ 2011 2020 Omar Ishrak’s operational strategy at Medtronic created significant value for shareholders 2009 - 2011: President, CEO of Healthcare Systems Board Involvement: Omar Ishrak’s deep leadership experience in Medtech industry spanning 30+ years 2011 - 2020: CEO, Chairman of the Board at ~$50bn +45,000 +$13 +$110 +35 70+ Lives Improved Per Year (M) (1) +68 75+ (1) Lives improved are defined as the number of people whose lives are improved by Medtronic products and therapies. 6

Potential Win - Win Opportunity (1) The Medtronic - Allurion Potential Partnership Opportunity 7 © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Digital Platform Balloon Surgery Partnership to expand access for Allurion’s technology Incremental revenue opportunity for both companies First steps toward defining a reimbursable obesity care pathway Access to Allurion’s established patient acquisition strategy and digital platform Opportunity to: Develop bundled offering that includes Allurion Program and bariatric surgery Expand use of Allurion Program in select weight loss centers covered by Medtronic’s bariatric surgery channel Sell Allurion balloons and Virtual Care Suite licenses (SaaS) into new accounts known by Medtronic in select geographies Monetize unconverted leads in Allurion’s funnel that are better candidates for weight loss surgery than the Allurion balloon (1) Revenue projections do not factor in the Medtronic partnership which represents further upside to Allurion’s forecast.

8

Illustrative Transaction Summary

Illustrative Transaction Summary

- Allurion Technologies, a weight loss technology company, plans to enter into a definitive merger agreement with Compute Health Acquisition Corp. (NYSE:CPUH), valuing Allurion at an assumed pro forma enterprise value of $500 million
- At least $87 million of gross proceeds[1], through a combination of:
  - Proceeds from non-redemption agreements and PIPE commitments with investors purchasing shares at a price of $7.04 per share
  - Cash from royalty financing and debt refinancing
- Potential incremental proceeds from CPUH's cash in trust[2]
- Allurion to raise a $15 million bridge financing following announcement of merger with CPUH
- Seller earn-out of 9.0 million shares vesting at following schedule (50% at $15.00 and 50% at $20.00)
- Sponsor to retain ~16% of its founder shares (3.406 million)[3]
- Existing shareholders of Allurion to roll 100% of their equity and maintain ~80% ownership in the combined company[1][2][4]

Illustrative Pro Forma Enterprise Value[1][4][7]

($mm, except per share amounts)

Pro Forma Shares Outstanding	48.1
Assumed Post-Transaction Equity Value	**$481**
Plus: Target Net Debt	47[8]
Plus: Royalty Financing and Debt Refinancing	42
Less: Cash from Transaction	(70)
Assumed Pro Forma Enterprise Value	**$500**

Illustrative Sources & Uses[1]

Sources		Uses	
Cash from Non-Redeeming Shareholders and PIPE[5]	$45	Cash to Balance Sheet	$70
Cash from Royalty Financing and Debt Refinancing	$42	Estimated Transaction Fees	$17[6]
Total	**$87**	**Total**	**$87**

Illustrative Pro Forma Ownership[4]


7%
13%
80%
Allurion's Rollover Equity[9]
Non-Redeeming SHs and PIPE
Sponsor Shares

(1) Assumes minimum cash of $70 million to balance sheet.
(2) CPUH investors not redeeming to receive 0.420 incremental shares for each share held by such investor.
(3) Includes 0.120 million Class B shares held by CPUH directors. Includes estimated impact of 0.320 million shares from sponsor loan conversion at $7.04 per share and 0.420 additional shares per sponsor share (excluding director shares and shares from sponsor loan conversion) held.
(4) Share count includes 38.312 million Allurion rollover equity shares, 6.378 million Non-Redeeming Shareholders and PIPE shares, and 3.406 million sponsor shares. Allurion rollover equity shares includes 0.500 million shares to be issued to senior secured lender and royalty debt provider at closing. Allurion rollover shares subject to being reduced by up to an additional 1.500 million shares based on the net cash available at closing, and such shares would instead be issued to the senior secured lender and royalty debt provider. Excludes impact of 21.563 million public warrants.
(5) Includes Medtronic Non-Redemption Agreement, which is conditioned upon Medtronic and Allurion entering into a sales agency agreement.
(6) Includes expenses related to legal, financial, capital markets, and tax advisory services and regulatory filing process.
(7) Assumed pro forma post-transaction equity value at an illustrative $10 per share price.
(8) Target Net Debt as of 12/31/2022 unaudited financials.
(9) Includes 0.500 million shares issuable to senior secured lender and royalty debt provider at close.

© 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Allurion Aims to Solve One of the Biggest Problems in Healthcare, is Growing at an Exceptional Rate, and is Nearing Several Multi - Billion Dollar Catalysts © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 9 1 Obesity is one of the biggest unmet medical needs in the world and COVID amplified it 2 Allurion delivers on average 30 pounds of weight loss and remission of Type 2 Diabetes in just 4 months and 95% weight maintenance at 1 - year * 3 100,000+ patients treated with 100%+ revenue CAGR in established distribution channels with clear path to 80%+ margins 4 Management team is seasoned and public - company ready 5 Additional regulatory approvals, product pipeline, and digital platform expansion are catalysts for future opportunities *Sources: Obes Surg. 2020; 20(9):3354 - 62. Ienca et al. Obesity Week 2020 and 2021.

Allurion At - A - Glance $1 $3 $7 $13 $20 $38 $64 $100 $140 2016 2017 2018 2019 2020 2021 2022E 2023E 2024E Revenue ($M) 85% CAGR 10 107% 2016 - 21 Revenue CAGR 106% 2016 - 21 Balloons Sold CAGR 1M digital weigh - ins in 2021 10M+ digital weigh - ins by 2023 76% 2021 gross margin 82% 2024E gross margin © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Note: Historical periods are based on AICPA audits. Revenue projections do not factor in the Medtronic partnership which represents further upside to Allurion’s forecast.

The Problem

2 Billion Adults Globally with BMI 25+: Large Opportunity in Existing and Future Markets Currently launched in 50+ countries that represent 40% of TAM Launching in 15 countries over next 2 years that represent 60% of TAM* Existing Markets UK Italy France Saudi Arabia UAE Canada Mexico Australia India 2022 Launches 12 USA Brazil China 2023+ Launches Spain © 2023 ALLURION TECHNOLOGIES – CONFIDENTIAL Source: Allurion market research; TAM = Total Addressable Market. *2023+ planned launches subject to obtaining regulatory approvals. EU market subject to renewal of approval. Allurion Balloon is currently not approved for sale in the United States.

COVID Exacerbated Obesity and Put the Need for Digital Health in the Spotlight Obesity Increased During the Pandemic Healthcare Went Digital © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 13 43% of adults surveyed self - reported weight gain during the pandemic 1 70% are concerned about the weight gain 1 80% of patients prefer digital communication with their provider some of the time 2 44% mostly or always prefer to use digital communication 2 (1) (2) WebMD, https:// www.webmd.com/diet/news/20211220/americans - turning - to - trendy - diets - to - shed - pandemic - pounds. Forbes, https:// www.forbes.com/sites/debgordon/2021/12/07/new - survey - shows - consumers - expect -- better - healthcare - experiences - but - are - often - disappointed/.

Why We Believe Other Weight Loss Innovations Fail 14 Poor Economics High Risks Poor Experience Limited Channels Flawed Go - To - Market Execution Bariatric surgery is estimated to be $15,000 out - of - pocket 2 Drugs are estimated to be $1,000 per month 3 Invasive procedures are inherently risky in a high BMI population 1 Lack of remote patient monitoring and behavior modification Most providers lack infrastructure and training to deliver comprehensive weight loss Previous companies failed to embrace modern - day digital advertising and account training techniques to drive growth © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL (1) (2) (3) ASA, https:// www.asahq.org/madeforthismoment/preparing - for - surgery/risks/obesity/. ObesityCoverage.com, https:// www.obesitycoverage.com/weight - loss - surgery - insurance - coverage - and - costs/. GoodRx, https:// www.goodrx.com/wegovy.

Significant Market Opportunity Exists for Allurion Multiple future catalysts will further expand TAM: B2B Digital SaaS Product Adolescent indication X - Ray Free Placement 8 - month Balloon Total population in considered areas across 8 geographies Target ages (18 - 65) and target BMI (>27) Target household income Bothered by their weight Ready to act in the next 2 years Would consider HCP intervention Would consider Allurion 100% 547.6 million 33.6% 183.8 million 26.8% 146.7 million 19.7% 108.2 million 13.1% 71.9 million 7.2% 39.3 million 4.3% 23.7 million $24 billion opportunity globally: © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 15 Source: Allurion Market Research (2018).

Our Solution

The Allurion Program Combines a Revolutionary Medical Device, Cutting - Edge Digital Therapeutic, and Behavior Change Program 17 © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL The Allurion ® Balloon The Allurion Virtual Care Suite “Honeymoon from Hunger” Behavior Change Program The world’s first and only procedureless Ρ weight loss device Swallowed and passed 4 months later AI - powered digital therapeutic and remote patient monitoring solution Seamlessly integrated into the weight loss program Clinically proven program featuring 150 weight loss actions Aims to deliver weight loss for life

AI - Powered Experiences Aiming to Provide Superior Outcomes © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 18 AI - Powered Behavior Change Telehealth Coaching Real - time Messaging High Weight Loss High Durability High Engagement Millions of data points collected AI - Powered Remote Patient Monitoring Patient Provider

Allurion Patients Achieve 30 Pounds of Life - Changing Weight Loss on Average and Keep 95% of it Off at 1 - Year Weight Loss Weight Maintenance Diabetes Remission 30 pounds at 4 months 29 pounds at 12 months 30 pounds with 1 balloon at 4 months 50 pounds with 2 balloons at 12 months - 1.5 HbA1c - 1.5 in HbA1c in diabetics - 1.1 in HbA1c in prediabetics © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 19 95% at 12 months Sources: Obes Surg. 2020; 20(9):3354 - 62. Ienca et al. Obesity Week 2020 and 2021. All values shown on slide are means.

20

The Allurion Balloon was Designed to be Safer than Alternatives

Patients Value Procedureless…

3X more patients prefer Allurion over surgery

6X more patients prefer Allurion over products that require endoscopy and anesthesia

65% of patients cite fear of complications with endoscopy and anesthesia

…and Procedureless Should Lead to Fewer SAEs

Device- or Procedure-Related SAE Rates



7.5%
10.0%
N=1,770
N=106,033
0.35%
0.2%
Reshape
Orbera
Allurion (Ienca et al)
Allurion (post-market complaints)(1)

SAE rate over **10X** lower than other liquid-filled balloons*

Allurion Balloon is designed to reduce risk of complications

Removing endoscopy and anesthesia further reduces risk

Source: Allurion market research, Reshape SSED (Jul 2015), Orbera SSED (Aug 2015), Obes Surg. 2020; 20(9):3354-62.
*Reshape, Orbera, and Allurion were not compared in head-to-head studies.
SAE = serious adverse event.
(1) Reflects post-market complaints from January 2016 through October 2022.

© 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Business Model

Our B2B2C Business Model is Designed to Create an Economic Win - Win - Win For All Stakeholders by Leveraging Our Procedureless Experience 22 © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Premium Pricing that leverages innovation Industry - Top Gross Margin driven by high ASP and low COGS Industry - Top Profitability: better than Botox Open Channels: no restrictions on type of doctor Affordability: fraction of cost of invasive procedures Low Friction: no inpatient hospital stays Provider Patient

We Believe Our Business Model Creates a Powerful Flywheel Effect 23 © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL ~70% of our business comes from existing providers Higher demand leads to higher account productivity B2B success stories drive organic account acquisition Improve patient journey at clinics drives improved satisfaction and consumer peer to peer referrals A Generate consumer demand B Grow account productivity C Acquire high potential accounts

> 10% Weight Loss* <1% Complications* Digital Experience Provider Profit Affordable We Believe Allurion is the Only Weight Loss Company that Does it All © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 24 *Products not compared in head - to - head trials.

Strong Competitive Moat Protects our Business and Raises Barrier to Entry © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 25 40+ Patents and 10+ Years of Manufacturing Trade Secrets 50+ Regulatory Approvals Leader in Weight Loss, Safety, and Provider Economics Growing database to feed AI algorithms Brand that Patients and Providers Trust and Love

Future Opportunities

Our 3 - Year Strategy © 2021 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Expand revenues in existing markets Launch in new markets Expand our platform to engage patients for a lifetime 27 © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Expand Revenues in Existing Markets Even at 100% CAGR, our TAM is still untapped © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 28 80 - 200+% CAGR in top direct markets High growth across all regions globally <0.2% penetration rate globally Reaching 1% penetration in just existing markets today translates to ~$500M of annual revenue 0.10% 0.09% 0.08% 0.07% 0.06% 0.05% 0.04% 0.03% 0.02% 0.01% 0.00% 5000 4500 4000 3500 3000 2500 2000 1500 1000 500 0 France Balloons Sold 2017 2018 2019 2020 2021 Penetration 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0 1000 4000 3000 2000 5000 8000 7000 6000 2017 2018 2019 2020 2021 Spain Balloons Sold Penetration 0.00% 0.01% 0.02% 0.03% 0.04% 0.05% 0.06% 0 500 1000 1500 2000 2500 3000 3500 2017 2018 2019 2020 2021 UK Balloons Sold Penetration 86% CAGR 89% CAGR 227% CAGR

Expand Revenues in Existing Markets Potential upside opportunities not included in projections © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 29 B2B SaaS Product Adolescents Ultrasound Placement 8 - month Balloon +35% TAM Expand label for use below 18 years +10% TAM Remove need for imaging during placement +5% TAM Increase residence time to serve a higher BMI population +50% TAM Sell to 400 + existing Allurion accounts to serve all weight loss patients 100%+ increase in TAM through potential opportunities that leverage our existing sales force and account relationships Note: Total addressable markets are based on management estimates. See “Forward - Looking Statements” and “Industry and Market Data” in Appendix.

Anticipated Launches in High Potential New Markets* Future Market Openings Will Drive Continued Growth © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 30 700M 1.1B 1.3B 2021 2022 2023 2024+ 2 Billion 44 countries currently launched Source: Allurion Market Research. *Values denote estimated number of individuals with BMI 25+ in launched territories. Only select countries are listed.

31

IDE for AUDACITY Trial Has Been Approved by FDA
Enrollment begun in May 2022


W0
W16
W24
W40
W48
Balloon 1
Break
Balloon 2
Break
Treatment Group (n = 250)
Moderate Intensity Lifestyle Therapy
Control Group (n = 250)
Moderate Intensity Lifestyle Therapy

Co-Primary Endpoints:

- **50%** responder rate (>5% TBWL) at 48 weeks
- **3.0%** total body weight loss (TBWL) superiority margin at 48 weeks

Open-label, sequential balloon design is expected to boost weight loss and durability

Conservative sample size and powering

48-week endpoint may open door to reimbursement

IDE = Investigational Device Exemption.

© 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Sequential Use of Allurion Balloon In a study of 42 patients, sequential balloon use led to an average weight loss of 22kg at 1 - year 32 % Total Body Weight Loss 0.0 - 5.0 - 15.0 - 20.0 - 25.0 - 30.0 - 10.0 Balloon #1 Balloon #2 - 14% - 10% +2% - 23% % Total Body Weight Loss Break © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Responder Rate ≥5% ≥10% ≥20% ≥30% %TBWL % of Patients 100% 97.6% 64.7% 26.1% Sources: Ienca et al. Sequential Elipse Balloon Treatment: 1 - Year Weight Loss Results Approximate Bariatric Surgery Results . Orbera SSED (Aug 2015).

The AUDACITY Trial Design Reflects FDA’s Updated Recommendations for Weight Loss Devices and Builds Upon the ENLIGHTEN Trial 33 Pre - FDA White Paper Post - FDA White Paper © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL The ENLIGHTEN Trial IDE approved in 2016, Read - out in 2019 1 Allurion Balloon cycle Sham - controlled design 4 - month endpoints Met endpoint #1 on responder rate Did not meet endpoint #2 on superiority margin due to sham overperformance Observed stronger response at 6 months that would have met endpoint Submitted as part of PMA in 2020 FDA requested additional data in Major Deficiency Letter to support longer treatment duration and higher efficacy PMA withdrawn, IDE approved for new AUDACITY trial design The AUDACITY Trial IDE approved in 2021 2 Allurion Balloon cycles Open - label design 1 - year endpoints Efficacy threshold commensurate to favorable safety profile shown in ENLIGHTEN Utilizes balloon with longer dwell time than version in ENLIGHTEN FDA White Paper on Weight Loss Devices (2019) Issued after safety issues encountered with Orbera and Reshape Balloons Increased efficacy requirements Increased minimum treatment duration to 6 months with preference for 1 - year outcomes

34

Allurion is Building a Full-Stack Weight Loss Platform


For Patients
For Providers
Overweight
BMI 25-30
1.25B people
Digital Front Door + Infinite Corridor
APP
SCALE
TRACKER
BEHAVIOR CHANGE PROGRAM
Obesity
BMI 30-40
590M people
Procedureless Interventions
BALLOON
MEDICATION
FOOD
Severe Obesity
BMI 40+
60M people
Surgery
RYGB
SLEEVE GASTRECTOMY
Allurion Insights
RPM + ANALYTICS
SECURE MESSAGING
TELEHEALTH
BILLING SUPPORT

Sources: WHO (https://www.who.int/news-room/fact-sheets/detail/obesity-and-overweight); CDC (https://www.cdc.gov/nchs/products/databriefs/db360.htm).

© 2023 ALLURION TECHNOLOGIES - CONFIDENTIAL

Financial Overview

2020 2021 2022E 2023E 2024E $3 $7 2017 2018 2019 $13 $20 $38 $64 $100 85% CAGR Strong management track record of delivering high growth and beating internal forecast in each of last 5 years 85% revenue CAGR through 2024 80%+ gross margins in 2024 Potential revenue upsides not included: We Believe Further Investment Should Lead to Continued Strong Growth © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Revenue ($M) $1 2016 Financial Summary Digital B 2 B (SaaS) revenues Adolescent label expansion Device improvements 8 - month Balloon sales Strategic partnership with Medtronic Revenue Bridge ($M) 36 $140 $38 $49 $33 $20 $140 $160 $140 $120 $100 $80 $60 $40 $20 $0 2021 Revenue Existing Providers New Providers in Existing Markets New Markets 2024 Revenue Note: Historical periods are based on AICPA audits. Revenue projections do not factor in the Medtronic partnership which represents further upside to Allurion’s forecast.

Financial Summary 37 ($ in Millions) 2021 2022E 2023E 2024E Revenue $38 $64 $100 $140 % Growth 87% 68% 56% 40% ( - ) Cost of Goods Sold $(9) $(14) $(20) $(25) Gross Profit $29 $50 $80 $115 % Margin 76% 78% 80% 82% ( - ) S&M $(25) $(50) $(60) $(70) Operating Income $(12) $(32) $(29) $1 % Margin (32%) (50%) (29%) 1% Note: Revenue projections do not factor in the Medtronic partnership which represents further upside to Allurion’s forecast. Operating Income excludes stock - based compensation, fair value remeasurements, and foreign currency exchange rate fluctuations. © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL Revenue – The assumptions underlying the revenue projections are based on the Company’s anticipated average selling prices and anticipated growth in market share in existing markets. It also assumes revenue from product launches in key markets including Australia, Canada, Mexico, and India in 2022, and pending regulatory approvals, in Brazil, South Korea, and Taiwan in 2023. Gross Profit and Operating Income – The assumptions underlying gross profit and operating income projections are improved gross profit through economies of scale, an increase in sales and marketing expense to expand brand awareness and drive procedure volume, executing clinical trials for regulatory approvals, funding of the R&D pipeline and additional manufacturing expenses to support global expansion.

Use of Proceeds Focused on Commercial Growth © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 38 Drive top line revenue through investment in sales and marketing Execute clinical trials for regulatory approvals and label expansion Launch digital B2B SaaS model Expand manufacturing to support geographical expansion Fund R&D pipeline of continuous improvement and next - generation projects Sales & Marketing General & Administrative Clinical Quality & Regulatory Digital R&D Operations Note: Use of proceeds are illustrative and subject to change. Assumes no public shares are redeemed.

Investment Highlights 39 © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 1 Large Addressable Market with COVID - 19 Tailwinds 3 Core Business Growing at a 100%+ CAGR with Clear Path to 80%+ Margins 4 Superior, Clinically and Commercially Proven, Tech - Enabled, Disruptive Innovation 5 Strong Competitive Moat with Broad Patent Coverage Creates a High Barrier to Entry 6 Regulatory Approvals, Digital Platform Expansion, and Pipeline will Fuel Profitable Future Growth Public - Ready Team with 6 - Year Commercial Track Record and 8 Years of Audited Financials 2

Appendix

Fully Diluted Ownership at Close Share Ownership ≤ $ 10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 Rollover Equity Shares (3) 38.312 38.312 38.312 38.312 38.312 38.312 38.312 38.312 38.312 38.312 38.312 Seller Earnout Equity Shares – – – – – 4.500 4.500 4.500 4.500 4.500 9.000 Non - Redeeming SHs and PIPE 4.490 4.490 4.490 4.490 4.490 4.490 4.490 4.490 4.490 4.490 4.490 Addt'l Shares to Non - Redeeming SHs and PIPE (4) 1.888 1.888 1.888 1.888 1.888 1.888 1.888 1.888 1.888 1.888 1.888 Public Warrants – – 0.898 2.488 3.850 5.031 6.064 6.976 7.784 7.784 7.784 SPAC Sponsor Promote Shares (5) 3.406 3.406 3.406 3.406 3.406 3.406 3.406 3.406 3.406 3.406 3.406 Total Shares Outstanding 48.095 48.095 48.994 50.583 51.946 57.627 58.660 59.571 60.379 60.379 64.879 % Ownership Rollover Equity Shares 79.7% 79.7% 78.2% 75.7% 73.8% 66.5% 65.3% 64.3% 63.5% 63.5% 59.1% Seller Earnout Equity Shares – – – – – 7.8% 7.7% 7.6% 7.5% 7.5% 13.9% Seller Ownership 79.7% 79.7% 78.2% 75.7% 73.8% 74.3% 73.0% 71.9% 70.9% 70.9% 72.9% Non - Redeeming SHs and PIPE 9.3% 9.3% 9.2% 8.9% 8.6% 7.8% 7.7% 7.5% 7.4% 7.4% 6.9% Addt'l Shares to Non - Redeeming SHs and PIPE 3.9% 3.9% 3.9% 3.7% 3.6% 3.3% 3.2% 3.2% 3.1% 3.1% 2.9% Public Warrants – – 1.8% 4.9% 7.4% 8.7% 10.3% 11.7% 12.9% 12.9% 12.0% Public Ownership 13.3% 13.3% 14.9% 17.5% 19.7% 19.8% 21.2% 22.4% 23.5% 23.5% 21.8% SPAC Sponsor Promote Shares 7.1% 7.1% 7.0% 6.7% 6.6% 5.9% 5.8% 5.7% 5.6% 5.6% 5.2% Sponsor Ownership 7.1% 7.1% 7.0% 6.7% 6.6% 5.9% 5.8% 5.7% 5.6% 5.6% 5.2% Total Ownership 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Illustrative Transaction Summary – Analysis at Various Prices (At Minimum Cash) (1)(2) © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL 41 (1) (2) As per the Business Combination Agreement, Allurion to raise a $15 million bridge financing on or prior to April 30, 2023. Share count includes 38.312 million Allurion rollover equity shares, 6.378 million Non - Redeeming Shareholders and PIPE shares, and 3.406 million sponsor shares. Allurion rollover equity shares includes 0.500 million shares to be issued to senior secured lender and royalty debt provider at closing. Allurion rollover shares subject to being reduced by up to an additional 1.500 million shares based on the net cash available at closing, and such shares would instead be issued to the senior secured lender and royalty debt provider. Includes impact of 21.563 million public warrants. Assumes successful consent solicitation removing warrant anti - dilution protection, resulting in a 1:1 ratio for outstanding public warrants and a 1.4:1 ratio for outstanding Class A common stock. Includes 0.500 million shares issuable to senior secured lender and royalty debt provider at transaction close. CPUH investors that do not elect to redeem their shares will receive an additional 0.420 incremental shares for each share held. Includes 0.120 million Class B shares held by CPUH directors. Includes estimated impact of 0.320 million shares from Sponsor loan conversion and 0.420 additional shares per sponsor share (excluding director shares and shares from sponsor loan conversion) held. (3) (4) (5)

Disclaimer About This Presentation This confidential investor presentation (together with the oral statements made in connection herewith, the “Presentation”) contains proprietary and confidential information of Allurion Technologies Holdings, Inc. (“Pubco”), Compute Health Acquisition Corp. (“Compute Health”) and Allurion Technologies, Inc. (together with its subsidiaries, the “Company”), and the entire Presentation should be considered “Confidential Information.” The recipient of this Presentation shall keep this Presentation and its contents confidential, shall not use this Presentation and its contents for any purpose other than as expressly authorized by Pubco, the Company and Compute Health and shall be required to return or destroy all copies of this Presentation or portions thereof in its possession promptly following request for the return or destruction of such copies. The recipient agrees not to distribute, reproduce, disclose or use such information in any way detrimental to Pubco, Compute Health or the Company. By accepting delivery of this Presentation, the recipient is deemed to agree to the foregoing confidentiality requirements. United States securities laws restrict persons with material non - public information about a company obtained directly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. This Presentation is being provided for informational purposes only and has been prepared to assist interested parties solely in their capacities as potential investors and is provided solely for the purpose of allowing interested parties to make their own evaluation with respect to the proposed business combination between Pubco, the Company and Compute Health and the potential investment in connection therewith (the “Business Combination”). The information contained herein does not purport to be all - inclusive and none of Pubco, Compute Health, the Company or their respective affiliates nor any of their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, and, by accepting this Presentation, you are confirming that you are not relying upon the information contained herein to make any decision. The contents herein are not to be construed as legal, business or tax advice, and the recipient should consult his, her or its own attorney, business advisor and tax advisor as to legal, business and tax advice. This Presentation shall not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pubco, Compute Health, the Company, or any of their respective affiliates. No offering of securities will be made except by means of a registration statement (including a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the “Act”)), filed with the U.S. Securities and Exchange Commission (the “SEC”) or a transaction structured to be exempt from registration. No such registration statement has been filed or become effective as of the date of this Presentation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER UNITED STATES OR FOREIGN REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE MERITS OF THE OFFERING OR DETERMINED THAT THIS PRESENTATION IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Forward - Looking Statements Certain statements, estimates, targets and projections in this Presentation may be considered “forward - looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events or future performance of Compute Health or the Company. For example, projections of future revenue, costs of goods sold, gross profit, sales and marketing and general and administrative expenses and EBIT; anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products; the launch of the Company’s products in new markets, regulatory approvals for its products, including any expanded label uses; the total addressable markets for the Company’s products; new product developments and offerings, including the Company’s digital health platform; the pro forma enterprise value of the combined entity after the Business Combination; use of proceeds from the Business Combination; the level of redemptions and cash available from Compute Health’s trust following the Business Combination; the satisfaction of closing conditions to the Business Combination; and the timing of the completion of the Business Combination are forward - looking statements. In some cases, you can identify forward - looking statements through the use of words or phrases such as “pro forma”, “may”, “should”, “could”, “might”, “possible”, “project”, “target”, “strive”, “budget”, “forecast”, “intend”, “estimate”, “anticipate”, “predict”, “potential”, “believe”, “will likely result”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would” and “outlook”, or the negative version of those words or phrases or other comparable words or phrases of a future or forward-looking nature. These forward - looking statements are not historical facts and are based upon estimates and assumptions that, while considered reasonable by Pubco and its management, Compute Health and its management, and the Company and its management, as the case may be, are inherently uncertain. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward - looking statements. Such factors include, but are not limited to various factors beyond management’s control, including: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Pubco, Compute Health, the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of Compute Health or the Company, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Compute Health or the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers, distributors and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; (10) the evolution of markets in which the Company operates; (11) the possibility that the Company or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (12) the Company’s ability to continuously and rapidly innovate, develop and market new products; (13) risks related to future market adoption of the Company’s offerings; (14) sanctions against Russia, reductions in consumer confidence, heightened inflation, production disruptions in Europe, cyber disruptions or attacks, higher natural gas costs, higher manufacturing costs and higher supply chain costs; (15) the Company’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions; (16) the evolution of the markets in which the Company competes; (17) the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services; (18) the ability of the Company to defend its intellectual property and satisfy regulatory requirements; (19) the impact of the COVID - 19 pandemic on the Company’s business; and (20) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Compute Health’s final prospectus dated February 4, 2021 relating to its initial public offering and other risks and uncertainties indicated from the time to time in the definitive proxy statement to be delivered to Compute Health’s stockholders and related registration statement of Pubco on Form S - 4, including those set forth under “Risk Factors” therein, or as otherwise indicated from time to time in other documents filed or to be filed with the SEC by Pubco or Compute Health. All information set forth herein speaks as of the date hereof unless otherwise indicated and Pubco, Compute Health, the Company and any other parties referenced in this disclaimer and in this presentation disclaim any intention or obligation to update any forward - looking statements or other information as a result of events occurring after this Presentation. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not, and are likely not to, reflect actual results. © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Disclaimer (cont’d) Financial Data and Use of Projections The financial information and operating metrics contained in this Presentation are unaudited and do not conform to Regulation S - X. Such information and data may not be included in, may be adjusted in or may be presented differently in, the registration statement to be filed by Pubco relating to the Business Combination, the proxy statement of Compute Health contained therein, the prospectus contained therein, or any other proxy statement, registration statement or prospectus to be filed by Pubco or Compute Health with the SEC. Some of the financial information and data contained in this Presentation, such as EBIT have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Pubco, the Company and Compute Health believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. Pubco, Compute Health and the Company believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. Given the inherent uncertainty regarding projections, projected non - GAAP measures have not been reconciled back to the nearest GAAP measure. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. You should review Pubco’s, Compute Health’s and the Company’s audited financial statements, which will be included in the registration statement relating to the Business Combination. This Presentation contains projected financial information for the Company with respect to certain financial results for the Company. None of Pubco’s, Compute Health’s or the Company’s independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward - looking statements for illustrative purposes only and should not be relied upon as being indicative of future results. The inclusion of financial projections in this Presentation is not an admission or representation by any person that such information is material. The assumptions and estimates underlying such projections are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward - Looking Statements” above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Actual results may differ materially from the results contemplated by the projections contained in this Presentation, and the inclusion of such information in this Presentation, should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Since the financial projections cover multiple years, such projections by their nature become less reliable with each successive year. Industry and Market Data Unless otherwise indicated, information contained in this Presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent industry and research organizations, other third - party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. While the Company believes that such third party information is reliable, the Company has not independently verified, and makes no representation as to the accuracy or completeness of, such third party information. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company. Trademarks The trademarks, service marks, trade names and copyrights included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. Additional Information About The Business Combination And Where To Find It In connection with the proposed Business Combination, Compute Health will file a preliminary proxy statement and other materials with the SEC and will mail a definitive proxy statement, any amendments thereto, and other relevant documents to its stockholders. Investors and security holders of Compute Health are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Compute Health’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement will contain important information about the business combination and the parties to the Business Combination. The definitive proxy statement will be mailed to stockholders of Compute Health as of a record date to be established for voting on the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Compute Health, without charge, at the SEC’s website located at www.sec.gov. Participants in the Solicitation Pubco, Compute Health, the Company, Compute Health Sponsor LLC and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Compute Health’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Compute Health’s stockholders in connection with the Business Combination will be set forth in Compute Health’s proxy statement when it is filed with the SEC. You can find more information about Compute Health’s directors and executive officers in Compute Health’s final prospectus dated February 4, 2021 and Annual Report on Form 10 - K for the fiscal year ended December 31, 2021, filed with the SEC on March 31, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in Compute Health’s proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above. © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks that we are unaware of, or that we currently believe are not material, may also become important factors that materially adversely affect us. If any of the following risks actually occurs, our business, financial condition, results of operations, and future prospects could be materially and adversely affected. In that event, the trading price of the combined entity’s common stock following the Business Combination could decline, and you could lose all or a part of your investment. References to “we”, the “Company” or “Allurion” are to Allurion Technologies, Inc. and its affiliates. • There is no guarantee that FDA or non - U.S. regulatory agencies will grant approval for our current or future products, and failure to obtain regulatory approvals in the U.S. and other international jurisdictions, or revocation of approvals in those jurisdictions, will prevent us from marketing our products. • Even if clinical trials demonstrate acceptable safety and efficacy for our products in some patient populations, FDA or similar regulatory authorities outside the U.S. may not approve the marketing of our products, which could have a material adverse effect on our business, financial condition, results of operations and growth prospects. • Our Allurion Balloon is not currently approved for commercial sale in the U.S. Obtaining such approval is costly and time consuming, and we may not obtain the regulatory approval required to sell our Allurion Balloon in the U.S. • The regulatory approval process is expensive, time consuming and uncertain, and may prevent us from obtaining approvals for the commercialization of Allurion Balloons or our planned products. • Because we are developing gastric balloons for weight loss, there is increased risk that FDA, the EMA or other regulatory authorities may not consider the endpoints of our clinical trials to provide clinically meaningful results and that these results may be difficult to analyze. • The effectiveness and safety of our Allurion Balloon system depends critically on our ability to educate physicians on its safe and proper use. If we are unable to do so, we may not achieve our expected growth and may be subject to risks and liabilities. • The use, misuse or off - label use of our products may result in injuries that lead to product liability suits, which could be expensive, divert management’s attention and harm our reputation and business. We may not be able to maintain adequate product liability insurance. • If patients using our products experience adverse events or other undesirable side effects, regulatory authorities could withdraw or modify our commercial approvals, which would adversely affect our reputation and commercial prospects and/or result in other significant negative consequences. • The failure of our Allurion Balloon program to achieve and maintain market acceptance could result in us achieving sales below our expectations, which would cause our business, financial condition and results of operation to be materially and adversely affected. • We do not expect that physicians or patients will receive third - party reimbursement for treatment with our products. As a result, we expect that our success will depend on the ability and willingness of physicians to adopt self - pay practice management infrastructure and of patients to pay out - of - pocket for treatment with our products. • The medical device industry, and the market for weight loss and obesity in particular, is highly competitive. If our competitors are able to develop and market products that are safer, more effective, easier to use or more readily adopted by patients and physicians, our commercial opportunities will be reduced or eliminated. • We expect to incur losses for the foreseeable future, and our ability to achieve and maintain profitability depends on the commercial success of our Allurion Balloon, and we expect our revenues to continue to be driven primarily by sales of our Allurion Balloon. • We have incurred net operating losses in the past and expect to incur net operating losses for the foreseeable future. • We have a limited operating history and may face difficulties encountered by companies early in their commercialization in competitive and rapidly evolving markets. Risk Factors © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL

Risk Factors (cont’d) © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL • We have a significant amount of debt, which may affect our ability to operate our business and secure additional financing in the future. • From time to time, we engage outside parties to perform services related to certain of our clinical studies and trials, and any failure of those parties to fulfill their obligations could increase costs and our liability, and cause delays. • We rely on the timely supply of components and parts and could suffer if suppliers fail to meet their delivery obligations, raise prices or cease to supply us with components or parts. • We depend on a limited number of single source suppliers to manufacture our components, sub - assemblies and materials, which makes us vulnerable to supply shortages and price fluctuations. • The failure of third parties to meet their contractual, regulatory, and other obligations could adversely affect our business. • A substantial proportion of our sales are through exclusive distributors, and we do not have direct control over the efforts these distributors may use to sell our products. If our relationships with these third - party distributors deteriorate, or if these third - party distributors fail to sell our products or engage in activities that harm our reputation, or fail to adhere to medical device regulations, our financial results may be negatively affected. • If we are not able to obtain and maintain intellectual property protection for our products and technologies, or if the scope of our patents is not sufficiently broad, we may not be able to effectively maintain our market leading position. • We may not be able to protect or enforce our intellectual property rights throughout the world. • If we are unable to protect the confidentiality of our trade secrets, the value of our technology could be materially adversely affected, harming our business and competitive position. • We may be involved in legal proceedings to protect or enforce our intellectual property, which could be expensive, time - consuming, and unsuccessful. • We depend on our senior management team and the loss of one or more key employees or an inability to attract and retain highly skilled employees could harm our business. • Commercial success of Allurion Balloon Programs in the U.S. or elsewhere depends on our ability to accurately forecast customer demand and manufacture sufficient quantities of product that patients and physicians request, and to manage inventory effectively and the failure to do so could have a material adverse effect on our business, financial condition, results of operations and growth prospects. • Our business depends on maintaining our brand and ongoing customer demand for our products and services, and a significant reduction in sentiment or demand could affect our results of operations. • Health care reform measures could hinder or prevent our planned products’ commercial success. • If we fail to comply with health care regulations, we could face substantial penalties and our business, operations and financial condition could be adversely affected. • We may be subject to substantial warranty or product liability claims or other litigation in the ordinary course of business that may adversely affect our business, financial condition and operating results. • Continued international expansion of our business will expose us to business, regulatory, political, operational, financial and economic risks associated with doing business internationally. • Sanctions against Russia, reductions in consumer confidence, heightened inflation, production disruptions in Europe, cyber disruptions or attacks, higher natural gas costs, higher manufacturing costs and higher supply chain costs may affect our business. • There are no assurances that the collaboration agreement with Medtronic will be signed and that the parties will achieve the expected benefits, incremental revenue and opportunities from such agreement.

Transaction Risks © 2023 ALLURION TECHNOLOGIES - PROPRIETARY INFORMATION – CONFIDENTIAL • The ability of Compute Health’s public shareholders to exercise redemption rights may adversely affect our liquidity and capital resources. • The Company and Compute Health will be subject to business uncertainties and contractual restrictions while the business combination is pending. • Each party will incur substantial transaction costs in connection with the business combination. • Following the completion of the business combination, the trading price of our common stock could decline if securities analysts do not publish research about us or if securities analysts or other third parties publish unfavorable research about us. • The price of our common stock may be volatile and fluctuate substantially, which could cause you to lose all or part of your investment. • We will need to improve our operational and financial systems to support our expected growth, increasingly complex business arrangements, and rules governing revenue and expense recognition and any inability to do so will adversely affect our billing and reporting. • If we fail to implement effective internal controls over financial reporting, we may be unable to accurately or timely report our financial condition or results of operations, which may adversely affect our business. • We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance initiatives and corporate governance policies. • We will be an “emerging growth company,” and our reduced SEC reporting requirements may make our shares less attractive to investors. • We may fail to meet Nasdaq’s continued listing requirements, which could result in a delisting of our shares. • The private placement will only be consummated if the business combination is closed, and the closing of the business combination will be subject to a number of closing conditions, some of which will be outside of our control, including approval of the business combination by the stockholders of Compute Health.